Exhibit 31.2

CERTIFICATION
OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Tongzhou Qin, certify that:

1.           I have reviewed this amendment no. 2 to quarterly report on Form 10-Q/A of China Fire & Security Group, Inc.

2.           Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: September 6, 2011

/s/ Tongzhou Qin
Tongzhou Qin
Principal Financial Officer